First Quarter 2022
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), adjusted Banking segment pre-tax, pre-provision earnings, Banking segment core noninterest income, Mortgage segment core noninterest income, Banking segment core noninterest expense, Banking segment core revenue, Mortgage segment core revenue, Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive (loss) income.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables in this Supplemental Financial Information dated April 18, 2022, for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2022	2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Statement of Income Data
Total interest income	$95,127	$97,219	$96,665	$96,329	$94,785
Total interest expense	6,945	7,464	8,189	9,766	12,209
Net interest income	88,182	89,755	88,476	86,563	82,576
Total noninterest income	41,392	53,219	59,006	49,300	66,730
Total noninterest expense	89,272	90,902	95,007	92,960	94,698
Earnings before income taxes and provisions for credit losses	40,302	52,072	52,475	42,903	54,608
Provisions for credit losses	(4,247)	(10,769)	(2,531)	(13,839)	(13,854)
Income tax expense	9,313	14,006	9,716	13,440	15,588
Net income applicable to noncontrolling interest	—	8	—	8	—
Net income applicable to FB Financial Corporation(c)	$35,236	$48,827	$45,290	$43,294	$52,874
Net interest income (tax-equivalent basis)	$88,932	$90,537	$89,230	$87,321	$83,368
Adjusted net income*	$35,365	$42,551	$42,699	$42,317	$53,505
Adjusted pre-tax, pre-provision earnings*	$40,476	$43,573	$51,240	$41,357	$55,461
Per Common Share
Diluted net income	$0.74	$1.02	$0.94	$0.90	$1.10
Adjusted diluted net income*	0.74	0.89	0.89	0.88	1.12
Book value	29.06	30.13	29.36	28.96	28.08
Tangible book value*	23.62	24.67	23.90	23.43	22.51
Adjusted tangible book value*	25.12	24.55	23.63	23.04	22.17
Weighted average number of shares outstanding - fully diluted	47,723,902	47,896,715	48,007,147	47,993,773	47,969,106
Period-end number of shares	47,487,874	47,549,241	47,707,634	47,360,950	47,331,680
Selected Balance Sheet Data
Cash and cash equivalents	$1,743,311	$1,797,740	$1,324,564	$1,717,097	$1,895,133
Loans held for investment (HFI)	8,004,976	7,604,662	7,294,674	7,198,954	7,047,342
Allowance for credit losses(a)	(120,049)	(125,559)	(139,446)	(144,663)	(157,954)
Mortgage loans held for sale	318,549	672,924	755,210	697,407	834,779
Commercial loans held for sale	78,179	79,299	100,496	124,122	174,983
Investment securities, at fair value	1,686,738	1,681,892	1,577,337	1,409,175	1,229,845
Other real estate owned, net	9,721	9,777	10,015	11,986	11,177
Total assets	12,674,191	12,597,686	11,810,290	11,918,367	11,935,826
Customer deposits	10,987,861	10,809,410	10,043,901	10,163,056	10,219,173
Brokered and internet time deposits	8,417	27,487	28,017	40,900	37,713
Total deposits	10,996,278	10,836,897	10,071,918	10,203,956	10,256,886
Borrowings	155,733	171,778	172,710	183,962	180,179
Total common shareholders' equity	1,379,776	1,432,602	1,400,913	1,371,721	1,329,103
Selected Ratios
Return on average:
Assets	1.13%	1.60%	1.51%	1.46%	1.86%
Shareholders' equity	10.1%	13.7%	12.9%	13.0%	16.5%
Tangible common equity*	12.4%	16.8%	15.9%	16.1%	20.6%
Average shareholders' equity to average assets	11.2%	11.7%	11.7%	11.3%	11.3%
Net interest margin (NIM) (tax-equivalent basis)	3.04%	3.19%	3.20%	3.18%	3.19%
Efficiency ratio (GAAP)	68.9%	63.6%	64.4%	68.4%	63.4%
Core efficiency ratio (tax-equivalent basis)*	68.1%	67.0%	64.7%	68.9%	63.0%
Loans HFI to deposit ratio	72.8%	70.2%	72.4%	70.6%	68.7%
Total loans to deposit ratio	76.4%	77.1%	80.9%	78.6%	78.6%
Yield on interest-earning assets	3.28%	3.45%	3.49%	3.53%	3.66%
Cost of interest-bearing liabilities	0.34%	0.38%	0.42%	0.49%	0.65%
Cost of total deposits	0.20%	0.22%	0.26%	0.31%	0.41%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI(a)	1.50%	1.65%	1.91%	2.01%	2.24%
Adjusted allowance for credit losses as a percentage of loans HFI*(a)	1.50%	1.65%	1.91%	2.03%	2.29%
Net (recoveries) charge-offs as a percentage of average loans HFI	(0.03)%	0.12%	0.13%	0.02%	0.05%
Nonperforming loans HFI as a percentage of total loans HFI	0.51%	0.62%	0.59%	0.83%	0.94%
Nonperforming assets as a percentage of total assets	0.44%	0.50%	0.50%	0.66%	0.77%
Preliminary capital ratios (Consolidated)
Total common shareholders' equity to assets	10.9%	11.4%	11.9%	11.5%	11.1%
Tangible common equity to tangible assets*	9.03%	9.51%	9.87%	9.52%	9.13%
Tier 1 capital (to average assets)	10.2%	10.5%	10.4%	10.1%	10.1%
Tier 1 capital (to risk-weighted assets)(b)	12.3%	12.6%	12.7%	12.7%	12.3%
Total capital (to risk-weighted assets)(b)	14.2%	14.5%	14.6%	14.9%	14.6%
Common equity Tier 1 (to risk-weighted assets) (CET1)(b)	12.0%	12.3%	12.4%	12.4%	12.0%
(a) Excludes reserve for credit losses on unfunded commitments of $16,262, $14,380, $13,503, $13,202, and $14,156 recorded in accrued expenses and other liabilities as of March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.
(b) We calculate our risk-weighted assets using the standardized method of the Basel III Framework.
(c) Includes dividends declared and paid by the Company's REIT subsidiary to minority interest preferred shareholders in the fourth and second quarter of 2021.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q1 2022	Q1 2022
						vs.	vs.
	2022	2021				Q4 2021	Q1 2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$86,864	$89,996	$89,993	$89,861	$89,412	(3.48)%	(2.85)%
Interest on securities
Taxable	5,420	4,534	3,989	3,844	2,819	19.5%	92.3%
Tax-exempt	1,866	1,885	1,883	1,933	1,956	(1.01)%	(4.60)%
Other	977	804	800	691	598	21.5%	63.4%
Total interest income	95,127	97,219	96,665	96,329	94,785	(2.15)%	0.36%
Interest expense:
Deposits	5,462	5,848	6,596	7,919	9,826	(6.60)%	(44.4)%
Borrowings	1,483	1,616	1,593	1,847	2,383	(8.23)%	(37.8)%
Total interest expense	6,945	7,464	8,189	9,766	12,209	(6.95)%	(43.1)%
Net interest income	88,182	89,755	88,476	86,563	82,576	(1.75)%	6.79%
Provision for credit losses	(6,129)	(11,646)	(2,832)	(12,885)	(11,632)	(47.4)%	(47.3)%
Provision for credit losses on unfunded commitments	1,882	877	301	(954)	(2,222)	114.6%	(184.7)%
Net interest income after provisions for credit losses	92,429	100,524	91,007	100,402	96,430	(8.05)%	(4.15)%
Noninterest income:
Mortgage banking income	29,531	31,350	45,384	35,499	55,332	(5.80)%	(46.6)%
Service charges on deposit accounts	2,914	2,817	2,612	2,266	2,339	3.44%	24.6%
ATM and interchange fees	5,087	5,310	4,868	5,381	4,341	(4.20)%	17.2%
Investment services and trust income	2,132	1,040	2,511	2,999	2,008	105.0%	6.2%
(Loss) gain from securities, net	(152)	46	51	144	83	(430.4)%	(283.1)%
(Loss) gain on sales or write-downs of other real estate owned	(498)	26	2,005	(23)	496	(2,015.4)%	(200.4)%
Gain (loss) from other assets	64	161	177	(4)	(11)	(60.2)%	(681.8)%
Other income	2,314	12,469	1,398	3,038	2,142	(81.4)%	8.0%
Total noninterest income	41,392	53,219	59,006	49,300	66,730	(22.2)%	(38.0)%
Total revenue	129,574	142,974	147,482	135,863	149,306	(9.37)%	(13.2)%
Noninterest expenses:
Salaries, commissions and employee benefits	59,443	58,562	62,818	62,367	64,571	1.50%	(7.94)%
Occupancy and equipment expense	5,403	5,549	5,979	5,356	5,849	(2.63)%	(7.63)%
Legal and professional fees	2,607	2,460	2,177	2,090	2,434	5.98%	7.11%
Data processing	2,481	2,531	2,595	2,542	2,319	(1.98)%	6.99%
Amortization of core deposits and other intangibles	1,244	1,295	1,344	1,394	1,440	(3.94)%	(13.6)%
Advertising	4,033	3,909	4,200	3,559	2,253	3.17%	79.0%
Other expense	14,061	16,596	15,894	15,652	15,832	(15.3)%	(11.2)%
Total noninterest expense	89,272	90,902	95,007	92,960	94,698	(1.79)%	(5.73)%
Income before income taxes	44,549	62,841	55,006	56,742	68,462	(29.1)%	(34.9)%
Income tax expense	9,313	14,006	9,716	13,440	15,588	(33.5)%	(40.3)%
Net income applicable to FB Financial Corporation and noncontrolling interest	35,236	48,835	45,290	43,302	52,874	(27.8)%	(33.4)%
Net income applicable to noncontrolling interest	—	8	—	8	—	(100.0)%	—%
Net income applicable to FB Financial Corporation	$35,236	$48,827	$45,290	$43,294	$52,874	(27.8)%	(33.4)%
Weighted average common shares outstanding:
Basic	47,530,520	47,683,682	47,412,214	47,351,969	47,278,865	(0.32)%	0.53%
Fully diluted	47,723,902	47,896,715	48,007,147	47,993,773	47,969,106	(0.36)%	(0.51)%
Earnings per common share:
Basic	$0.74	$1.02	$0.96	$0.91	$1.12	(27.5)%	(33.9)%
Fully diluted	0.74	1.02	0.94	0.90	1.10	(27.5)%	(32.7)%
Fully diluted - adjusted*	0.74	0.89	0.89	0.88	1.12	(16.9)%	(33.9)%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	5

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q1 2022	Q1 2022
						vs.	vs.
	2022	2021				Q4 2021	Q1 2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$61,637	$91,333	$100,568	$60,908	$206,250	(131.9)%	(70.1)%
Federal funds sold and reverse repurchase agreements	134,763	128,087	145,333	59,321	104,153	21.1%	29.4%
Interest-bearing deposits in financial institutions	1,546,911	1,578,320	1,078,663	1,596,868	1,584,730	(8.07)%	(2.39)%
Cash and cash equivalents	1,743,311	1,797,740	1,324,564	1,717,097	1,895,133	(12.3)%	(8.01)%
Investments:
Available-for-sale debt securities, at fair value	1,683,525	1,678,525	1,572,558	1,404,372	1,225,178	1.21%	37.4%
Equity securities, at fair value	3,213	3,367	4,779	4,803	4,667	(18.5)%	(31.2)%
Federal Home Loan Bank stock, at cost	34,433	32,217	27,601	29,411	31,757	27.9%	8.43%
Mortgage loans held for sale, at fair value	318,549	672,924	755,210	697,407	834,779	(213.6)%	(61.8)%
Commercial loans held for sale, at fair value	78,179	79,299	100,496	124,122	174,983	(5.73)%	(55.3)%
Loans held for investment	8,004,976	7,604,662	7,294,674	7,198,954	7,047,342	21.3%	13.6%
Less: allowance for credit losses	120,049	125,559	139,446	144,663	157,954	(17.8)%	(24.0)%
Net loans	7,884,927	7,479,103	7,155,228	7,054,291	6,889,388	22.0%	14.5%
Premises and equipment, net	142,550	143,739	144,737	142,596	143,467	(3.35)%	(0.64)%
Other real estate owned, net	9,721	9,777	10,015	11,986	11,177	(2.32)%	(13.0)%
Operating lease right-of-use assets	41,037	41,686	44,006	45,423	48,453	(6.31)%	(15.3)%
Interest receivable	39,069	38,528	41,393	42,083	44,393	5.69%	(12.0)%
Mortgage servicing rights, at fair value	144,675	115,512	110,591	101,615	104,192	102.4%	38.9%
Goodwill	242,561	242,561	242,561	242,561	242,561	—%	—%
Core deposit and other intangibles, net	15,709	16,953	18,248	19,592	20,986	(29.8)%	(25.1)%
Bank-owned life insurance	74,232	73,519	73,122	72,760	72,369	3.93%	2.57%
Other assets	218,500	172,236	185,181	208,248	192,343	108.9%	13.6%
Total assets	$12,674,191	$12,597,686	$11,810,290	$11,918,367	$11,935,826	2.46%	6.19%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$2,787,698	$2,740,214	$2,609,569	$2,484,982	$2,431,077	7.03%	14.7%
Interest-bearing checking	3,639,779	3,418,666	2,850,795	3,015,253	3,097,648	26.2%	17.5%
Money market and savings	3,513,485	3,546,936	3,424,065	3,421,281	3,347,731	(3.82)%	4.95%
Customer time deposits	1,046,899	1,103,594	1,159,472	1,241,540	1,342,717	(20.8)%	(22.0)%
Brokered and internet time deposits	8,417	27,487	28,017	40,900	37,713	(281.4)%	(77.7)%
Total deposits	10,996,278	10,836,897	10,071,918	10,203,956	10,256,886	5.96%	7.21%
Borrowings	155,733	171,778	172,710	183,962	180,179	(37.9)%	(13.6)%
Operating lease liabilities	45,528	46,367	48,875	50,396	54,232	(7.34)%	(16.0)%
Accrued expenses and other liabilities	96,783	109,949	115,781	108,239	115,333	(48.6)%	(16.1)%
Total liabilities	11,294,322	11,164,991	10,409,284	10,546,553	10,606,630	4.70%	6.48%
Shareholders' equity:
Common stock, $1 par value	47,488	47,549	47,708	47,361	47,332	(0.52)%	0.33%
Additional paid-in capital	888,168	892,529	897,428	902,782	900,521	(1.98)%	(1.37)%
Retained earnings	515,664	486,666	443,140	403,173	365,192	24.2%	41.2%
Accumulated other comprehensive (loss) income, net	(71,544)	5,858	12,637	18,405	16,058	(5,358.6)%	(545.5)%
Total common shareholders' equity	1,379,776	1,432,602	1,400,913	1,371,721	1,329,103	(15.0)%	3.81%
Noncontrolling interest	93	93	93	93	93	—%	—%
Total equity	1,379,869	1,432,695	1,401,006	1,371,814	1,329,196	(15.0)%	3.81%
Total liabilities and shareholders' equity	$12,674,191	$12,597,686	$11,810,290	$11,918,367	$11,935,826	2.46%	6.19%

FB Financial Corporation	6

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	March 31, 2022			December 31, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,762,566	$82,463	4.31%	$7,452,342	$84,315	4.49%
Mortgage loans held for sale(b)	470,005	3,566	3.08%	700,044	4,765	2.70%
Commercial loans held for sale	78,567	928	4.79%	87,568	1,033	4.68%
Securities:(b)
Taxable	1,380,897	5,420	1.59%	1,270,749	4,534	1.42%
Tax-exempt(a)	318,849	2,523	3.21%	318,579	2,550	3.18%
Total securities(a)	1,699,746	7,943	1.90%	1,589,328	7,084	1.77%
Federal funds sold and reverse repurchase agreements	206,829	192	0.38%	129,379	183	0.56%
Interest-bearing deposits with other financial institutions	1,599,991	638	0.16%	1,280,183	479	0.15%
FHLB stock	32,894	147	1.81%	28,525	142	1.98%
Total interest-earning assets(a)	11,850,598	95,877	3.28%	11,267,369	98,001	3.45%
Noninterest-earning assets:
Cash and due from banks	93,419			102,398
Allowance for credit losses	(125,980)			(139,684)
Other assets	823,452			855,734
Total noninterest-earning assets	790,891			818,448
Total assets	$12,641,489			$12,085,817
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$3,559,755	$2,457	0.28%	$2,983,741	$2,169	0.29%
Money market(e)	3,017,746	1,572	0.21%	3,017,574	2,053	0.27%
Savings deposits	487,945	64	0.05%	463,002	63	0.05%
Customer time deposits(e)	1,077,386	1,320	0.50%	1,123,955	1,492	0.53%
Brokered and internet time deposits(e)	16,065	49	1.24%	27,812	71	1.01%
Time deposits	1,093,451	1,369	0.51%	1,151,767	1,563	0.54%
Total interest-bearing deposits	8,158,897	5,462	0.27%	7,616,084	5,848	0.30%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	30,056	14	0.19%	41,338	21	0.20%
Subordinated debt	129,578	1,460	4.57%	129,493	1,591	4.87%
Other borrowings	1,502	9	2.43%	1,525	4	1.04%
Total other interest-bearing liabilities	161,136	1,483	3.73%	172,356	1,616	3.72%
Total interest-bearing liabilities	8,320,033	6,945	0.34%	7,788,440	7,464	0.38%
Noninterest-bearing liabilities:
Demand deposits	2,767,087			2,747,394
Other liabilities	138,291			137,903
Total noninterest-bearing liabilities	2,905,378			2,885,297
Total liabilities	11,225,411			10,673,737
Total common shareholders' equity	1,415,985			1,411,987
Noncontrolling interest	93			93
Total equity	1,416,078			1,412,080
Total liabilities and shareholders' equity	$12,641,489			$12,085,817
Net interest income(a)		$88,932			$90,537
Interest rate spread(a)			2.94%			3.07%
Net interest margin(a)			3.04%			3.19%
Cost of total deposits			0.20%			0.22%
Average interest-earning assets to average interest-bearing liabilities			142.4%			144.7%
Tax-equivalent adjustment		$750			$782
Loans HFI yield components:
Contractual interest rate(a)(c)		$79,430	4.15%		$78,324	4.17%
Origination and other loan fee income(c)		4,982	0.26%		6,084	0.33%
Amortization on purchased loans		(2,352)	(0.12)%		(726)	(0.04)%
Nonaccrual interest		403	0.02%		633	0.03%
Total loans HFI yield		$82,463	4.31%		$84,315	4.49%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $7 and $16 of loan contractual interest and $0 and $137 of loan fees related to PPP loans for the three months ended March 31, 2022 and December 31, 2021, respectively.
(d) Includes $2,992 and $6,829 of average PPP loan balances for the three months ended March 31, 2022 and December 31, 2021, respectively.
(e) Includes $932 and $932 of interest rate premium accretion on money market deposits, $248 and $316 of interest rate premium accretion on customer time deposits and $42 and $83 of interest rate premium accretion on brokered and internet deposits for the three months ended March 31, 2022 and December 31, 2021, respectively.

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2021			June 30, 2021			March 31, 2021
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$7,245,313	$84,115	4.61%	$7,085,300	$83,364	4.72%	$7,000,416	$83,067	4.81%
Mortgage loans held for sale(b)	709,654	4,687	2.62%	726,782	4,948	2.73%	648,054	4,290	2.68%
Commercial loans held for sale	108,863	1,282	4.67%	152,699	1,626	4.27%	197,820	2,157	4.42%
Securities:(b)
Taxable	1,117,647	3,989	1.42%	976,170	3,844	1.58%	830,686	2,819	1.38%
Tax-exempt(a)	311,151	2,546	3.25%	323,902	2,614	3.24%	334,303	2,646	3.21%
Total securities(a)	1,428,798	6,535	1.81%	1,300,072	6,458	1.99%	1,164,989	5,465	1.90%
Federal funds sold	145,315	135	0.37%	106,257	41	0.15%	133,813	20	0.06%
Interest-bearing deposits with other financial institutions	1,404,772	508	0.14%	1,614,106	494	0.12%	1,427,184	421	0.12%
FHLB stock	28,422	157	2.19%	31,731	156	1.97%	31,461	157	2.02%
Total interest-earning assets(a)	11,071,137	97,419	3.49%	11,016,947	97,087	3.53%	10,603,737	95,557	3.66%
Noninterest-earning assets:
Cash and due from banks	107,263			134,501			172,756
Allowance for credit losses	(144,652)			(157,990)			(171,380)
Other assets	881,314			906,992			903,670
Total noninterest-earning assets	843,925			883,503			905,046
Total assets	$11,915,062			$11,900,450			$11,508,783
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$2,937,273	$2,298	0.31%	$3,027,435	$2,689	0.36%	$2,746,355	$3,018	0.45%
Money market(e)	2,997,595	2,322	0.31%	2,960,264	2,816	0.38%	2,917,856	3,615	0.50%
Savings deposits	439,470	60	0.05%	411,711	57	0.06%	369,600	53	0.06%
Customer time deposits(e)	1,200,760	1,840	0.61%	1,291,125	2,016	0.63%	1,365,570	3,036	0.90%
Brokered and internet time deposits(e)	32,009	76	0.94%	39,860	341	3.43%	49,764	104	0.85%
Time deposits	1,232,769	1,916	0.62%	1,330,985	2,357	0.71%	1,415,334	3,140	0.90%
Total interest-bearing deposits	7,607,107	6,596	0.34%	7,730,395	7,919	0.41%	7,449,145	9,826	0.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	40,437	20	0.20%	32,543	21	0.26%	31,342	36	0.47%
Subordinated debt(f)	129,395	1,565	4.80%	149,155	1,819	4.89%	188,996	2,341	5.02%
Other borrowings	1,547	8	2.05%	1,569	7	1.79%	5,924	6	0.41%
Total other interest-bearing liabilities	171,379	1,593	3.69%	183,267	1,847	4.04%	226,262	2,383	4.27%
Total interest-bearing liabilities	7,778,486	8,189	0.42%	7,913,662	9,766	0.49%	7,675,407	12,209	0.65%
Noninterest-bearing liabilities:
Demand deposits	2,596,650			2,484,176			2,348,814
Other liabilities	150,632			162,581			180,976
Total noninterest-bearing liabilities	2,747,282			2,646,757			2,529,790
Total liabilities	10,525,768			10,560,419			10,205,197
Total common shareholders' equity	1,389,201			1,339,938			1,303,493
Noncontrolling interest	93			93			93
Total equity	1,389,294			1,340,031			1,303,586
Total liabilities and shareholders' equity	$11,915,062			$11,900,450			$11,508,783
Net interest income(a)		$89,230			$87,321			$83,368
Interest rate spread(a)			3.07%			3.04%			3.01%
Net interest margin(a)			3.20%			3.18%			3.19%
Cost of total deposits			0.26%			0.31%			0.41%
Average interest-earning assets to average interest-bearing liabilities			142.3%			139.2%			138.2%
Tax-equivalent adjustment		$754			$758			$792
Loans HFI yield components:
Contractual interest rate(a)(c)		$77,150	4.23%		$76,127	4.31%		$75,828	4.39%
Origination and other loan fee income(c)		6,377	0.35%		6,928	0.39%		6,640	0.38%
Accretion (amortization) on purchased loans		157	0.01%		(226)	(0.01)%		(58)	—%
Nonaccrual interest		431	0.02%		535	0.03%		657	0.04%
Total loans HFI yield		$84,115	4.61%		$83,364	4.72%		$83,067	4.81%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) for mortgage loans held for sale and investments carried at fair value.
(c) Includes $82, $290, and $426 of loan contractual interest and $441, $1,098, and $1,598, of loan fees related to PPP loans for the three months ended September 30, 2021, June 30, 2021, and March 31, 2021 , respectively.
(d) Includes $33,002, $117,397, and $172,136 of average PPP loan balances for the three months ended September 30, 2021, June 30, 2021, and March 31, 2021, respectively.
(e) Includes $931, $932, and $932 of interest rate premium accretion on money market deposits, $426, $625, and $810 of interest rate premium accretion on customer time deposits, and $99, $127, and $153 of interest rate premium accretion on brokered and internet deposits for the three months ended September 30, 2021, June 30, 2021, and March 31, 2021, respectively.
(f) Includes $0, $114, and $255 of interest rate premium accretion on subordinated debt for the three months ended September 30, 2021, June 30, 2021, and March 31, 2021, respectively.

FB Financial Corporation	8

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2022	2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Loans by market
Metropolitan	$6,470,116	$6,127,930	$5,863,563	$5,752,482	$5,550,927
Community	704,254	738,249	745,796	767,001	835,444
Specialty lending and other	830,606	738,483	685,315	679,471	660,971
Total	$8,004,976	$7,604,662	$7,294,674	$7,198,954	$7,047,342
Deposits by market
Metropolitan	$7,007,149	$6,981,639	$5,918,924	$6,133,823	$6,389,373
Community	2,580,610	2,436,548	2,269,511	2,246,922	2,192,116
Mortgage and other(a)	1,408,519	1,418,710	1,883,483	1,823,211	1,675,397
Total	$10,996,278	$10,836,897	$10,071,918	$10,203,956	$10,256,886
(a) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	9

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022	2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Banking segment
Net interest income	$88,184	$89,616	$88,576	$86,553	$82,597
Provisions for credit losses	(4,247)	(10,769)	(2,531)	(13,839)	(13,854)
Noninterest income	11,983	21,850	13,823	14,002	11,398
Other noninterest expense	59,584	60,104	58,777	58,194	55,735
Pre-tax income after allocations	$44,830	$62,131	$46,153	$56,200	$52,114
Total assets	$11,890,847	$11,540,560	$10,712,281	$10,908,107	$10,787,955
Intracompany funding income included in net interest income	5,666	6,325	6,075	6,110	5,400
Core efficiency ratio*	58.7%	57.5%	57.9%	58.6%	58.6%
Mortgage segment
Net interest income	$(2)	$139	$(100)	$10	$(21)
Mortgage banking income	29,531	31,350	45,384	35,499	55,332
Other noninterest income	(122)	19	(201)	(201)	—
Other noninterest expense	29,688	30,798	36,230	34,766	38,963
Direct (loss) contribution	$(281)	$710	$8,853	$542	$16,348
Total assets	$783,344	$1,057,126	$1,098,009	$1,010,260	$1,147,871
Intracompany funding expense included in net interest income	5,666	6,325	6,075	6,110	5,400
Core efficiency ratio*	100.5%	97.8%	80.0%	97.9%	70.4%
Interest rate lock commitments volume during the period
Consumer direct	$568,092	$796,900	$1,085,180	$914,163	$949,187
Retail	741,015	687,682	926,723	860,370	939,863
Total	$1,309,107	$1,484,582	$2,011,903	$1,774,533	$1,889,050
Interest rate lock commitments pipeline (period end)
Consumer direct	$210,167	$272,401	$396,965	$446,691	$643,624
Retail	331,393	214,995	341,237	340,568	415,155
Total	$541,560	$487,396	$738,202	$787,259	$1,058,779
Mortgage sales
Consumer direct	$650,740	$765,535	$809,888	$922,910	$829,883
Retail	633,742	647,066	726,009	758,599	742,187
Total	$1,284,482	$1,412,601	$1,535,897	$1,681,509	$1,572,070
Gains and fees from origination and sale of mortgage loans held for sale	$29,397	$37,538	$39,210	$49,435	$57,893
Net change in fair value of loans held for sale, derivatives, and other	(7,548)	(12,478)	1,002	(17,579)	(4,229)
Mortgage servicing income	7,429	7,632	7,539	6,788	6,931
Change in fair value of mortgage servicing rights, net of hedging	253	(1,342)	(2,367)	(3,145)	(5,263)
Total mortgage banking income	$29,531	$31,350	$45,384	$35,499	$55,332
Mortgage sale margin(a)	2.29%	2.66%	2.55%	2.94%	3.68%
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	10

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2022		2021
	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total	First Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,380,600	17%	$1,290,565	17%	$1,252,425	17%	$1,238,940	17%	$1,292,530	18%
Construction	1,468,811	19%	1,327,659	17%	1,190,623	16%	1,145,165	16%	1,120,585	16%
Residential real estate:
1-to-4 family mortgage	1,346,349	17%	1,270,467	17%	1,175,155	16%	1,126,623	16%	1,078,618	15%
Residential line of credit	392,740	5%	383,039	5%	392,440	5%	401,343	6%	394,510	6%
Multi-family mortgage	400,501	5%	326,551	4%	324,662	5%	363,600	5%	271,839	4%
Commercial real estate:
Owner occupied	978,436	12%	951,582	13%	938,241	13%	923,605	13%	936,473	13%
Non-owner occupied	1,706,546	21%	1,730,165	23%	1,695,573	23%	1,675,214	23%	1,652,638	24%
Consumer and other	330,993	4%	324,634	4%	325,555	5%	324,464	4%	300,149	4%
Total loans HFI	$8,004,976	100%	$7,604,662	100%	$7,294,674	100%	$7,198,954	100%	$7,047,342	100%
Allowance for credit losses roll forward summary
Allowance for credit losses at the beginning of the period	$125,559		$139,446		$144,663		$157,954		$170,389
Charge-offs	(579)		(3,225)		(2,614)		(859)		(1,170)
Recoveries	1,198		984		229		453		367
Provision for credit losses	(6,129)		(11,646)		(2,832)		(12,885)		(11,632)
Allowance for credit losses at the end of the period	$120,049		$125,559		$139,446		$144,663		$157,954
Allowance for credit losses as a percentage of total loans HFI	1.50%		1.65%		1.91%		2.01%		2.24%
Adjusted allowance for credit losses as a percentage of loans HFI*	1.50%		1.65%		1.91%		2.03%		2.29%
Allowance for credit losses on unfunded commitments	$16,262		$14,380		$13,503		$13,202		$14,156
Charge-offs
Commercial and Industrial	$(4)		$(1,224)		$(2,175)		$(360)		$(277)
Construction	—		—		(1)		—		(29)
Residential real estate:
1-to-4 family mortgage	—		(5)		—		(16)		(133)
Residential line of credit	—		—		—		(3)		(15)
Multi-family mortgage	—		(1)		—		—		—
Commercial real estate:
Owner occupied	—		—		—		—		—
Non-owner occupied	—		(1,566)		—		—		—
Consumer and other	(575)		(429)		(438)		(480)		(716)
Total charge-offs	(579)		(3,225)		(2,614)		(859)		(1,170)
Recoveries
Commercial and Industrial	958		626		19		87		129
Construction	—		—		3		—		—
Residential real estate:
1-to-4 family mortgage	12		27		33		41		24
Residential line of credit	1		99		1		9		6
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	10		13		4		126		13
Non-owner occupied	—		—		—		—		—
Consumer and other	217		219		169		190		195
Total recoveries	1,198		984		229		453		367
Net recoveries (charge-offs)	$619		$(2,241)		$(2,385)		$(406)		$(803)
Net (recoveries) charge-offs as a percentage of average total loans	(0.03)%		0.12%		0.13%		0.02%		0.05%

FB Financial Corporation	11

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022	2021
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Nonperforming assets(b)
Past due 90 days or more and accruing interest	$12,873	$11,735	$8,901	$9,098	$10,698
Nonaccrual	27,826	35,568	34,126	50,429	55,538
Total nonperforming loans held for investment	40,699	47,303	43,027	59,527	66,236
Commercial loans held for sale	5,087	5,217	5,625	5,844	12,779
Other real estate owned:
Foreclosed	6,692	6,429	6,514	6,488	4,735
Excess land and facilities	3,029	3,348	3,501	5,498	6,442
Other assets	453	686	347	816	1,230
Total nonperforming assets	$55,960	$62,983	$59,014	$78,173	$91,422
Total nonperforming loans as a percentage of loans held for investment	0.51%	0.62%	0.59%	0.83%	0.94%
Total nonperforming assets as a percentage of total assets	0.44%	0.50%	0.50%	0.66%	0.77%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.10%	0.09%	0.08%	0.08%	0.09%
Loans restructured as troubled debt restructurings	$20,601	$32,435	$29,645	$42,678	$26,095
Troubled debt restructurings as a percentage of loans held for investment	0.26%	0.43%	0.41%	0.59%	0.37%
(a) Includes PPP loan balances of $2,062, $3,990, $9,415, $57,406, and $145,697 as of March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.
(b) Nonperforming assets include guaranteed repurchased loans previously sold of $5,741, $4,000, $3,000, $3,500, and $4,100, for the quarters ended March 31, 2022, December 31, 2021, September 30, 2021, June 30, 2021, and March 31, 2021, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	12

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	March 31, 2022	December 31, 2021

Total Common Shareholders' Equity	$1,379,776	$1,432,602
Less:
Goodwill	242,561	242,561
Other intangibles	15,709	16,953
Tangible Common Equity	$1,121,506	$1,173,088

Total Assets	$12,674,191	$12,597,686
Less:
Goodwill	242,561	242,561
Other intangibles	15,709	16,953
Tangible Assets	$12,415,921	$12,338,172

Preliminary Total Risk-Weighted Assets	$10,260,619	$9,904,606

Total Common Equity to Total Assets	10.9%	11.4%
Tangible Common Equity to Tangible Assets*	9.03%	9.51%

	March 31, 2022	December 31, 2021
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$1,236,170	$1,221,874
Tier 1 Capital	1,266,170	1,251,874
Total Capital	1,458,481	1,434,581

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	12.0%	12.3%
Tier 1 Risk-Based	12.3%	12.6%
Total Risk-Based	14.2%	14.5%
Tier 1 Leverage	10.2%	10.5%
(a) Reflects CECL transition relief of $30,676 and $40,901 add-back for the period ending March 31, 2022 and December 31, 2021, respectively, and $35,078 and $46,771 disallowed from add-back to Tier 2 capital for the period ended March 31, 2022 and December 31, 2021, respectively.
*These measures are considered non-GAAP financial measures. For a reconciliation and discussion of this non-GAAP measure, see "Use of non-GAAP Financial Measures" and the corresponding financial tables in this Supplemental Financial Information.

FB Financial Corporation	13

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2022		2021
Securities (at fair value)	First Quarter		Fourth Quarter		Third Quarter		Second Quarter		First Quarter
Available-for-sale debt securities
U.S. government agency securities	$38,882	2%	$33,870	2%	$10,571	1%	$8,255	1%	$—	—%
Mortgage-backed securities - residential	1,232,256	73%	1,269,372	76%	1,210,503	77%	1,035,003	73%	838,708	68%
Mortgage-backed securities - commercial	14,307	1%	15,250	1%	15,712	1%	15,161	1%	20,635	2%
Municipals, tax exempt	310,138	18%	338,610	20%	327,239	21%	332,883	24%	348,776	28%
Treasury securities	80,173	5%	14,908	1%	6,006	—%	10,534	1%	14,576	1%
Corporate securities	7,769	1%	6,515	—%	2,527	—%	2,536	—%	2,483	—%
Total available-for-sale debt securities	1,683,525	100%	1,678,525	100%	1,572,558	100%	1,404,372	100%	1,225,178	99%
Equity securities	3,213	—%	3,367	—%	4,779	—%	4,803	—%	4,667	1%
Total securities	$1,686,738	100%	$1,681,892	100%	$1,577,337	100%	$1,409,175	100%	$1,229,845	100%
Securities to total assets	13.3%		13.4%		13.4%		11.8%		10.3%
Unrealized (loss) gain on available-for-sale debt securities	$(100,933)		$4,727		$14,374		$22,321		$19,245

FB Financial Corporation	14

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022	2021
Adjusted net income	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income before income taxes	$44,549	$62,841	$55,006	$56,742	$68,462
Plus offering expenses	—	—	—	605	—
Less other non-operating items(1)	(174)	8,499	1,235	2,151	(853)
Adjusted pre-tax net income	44,723	54,342	53,771	55,196	69,315
Adjusted income tax expense(2)	9,358	11,791	11,072	12,879	15,810
Adjusted net income	$35,365	$42,551	$42,699	$42,317	$53,505
Weighted average common shares outstanding - fully diluted	47,723,902	47,896,715	48,007,147	47,993,773	47,969,106
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.74	$1.02	$0.94	$0.90	$1.10
Plus offering expenses	—	—	—	0.01	—
Less other non-operating items	—	0.18	0.02	0.04	(0.02)
Less tax effect	—	(0.05)	0.03	(0.01)	—
Adjusted diluted earnings per common share	$0.74	$0.89	$0.89	$0.88	$1.12
(1) 1Q22 includes a $174 loss from change in fair value of commercial loans held for sale acquired from Franklin; 4Q21 includes $9,921 gain from change in fair value of commercial loans held for sale acquired from Franklin and $1,422 related to certain nonrecurring charitable contributions; 3Q21 includes a $740 gain from change in fair value of commercial loans held for sale acquired from Franklin, a $1,510 loss on swap, and a gain of $2,005 from sales other real estate owned; 2Q21 includes a $1,364 gain from change in fair value of commercial loans held for sale acquired from Franklin and a $787 gain from lease terminations; 1Q21 includes a $853 loss from change in fair value of commercial loans held for sale acquired from Franklin.

(2) 3Q21 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

	2022	2021
Adjusted pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Income before income taxes	$44,549	$62,841	$55,006	$56,742	$68,462
Plus provisions for credit losses	(4,247)	(10,769)	(2,531)	(13,839)	(13,854)
Pre-tax pre-provision earnings	40,302	52,072	52,475	42,903	54,608
Plus offering expenses	—	—	—	605	—
Less other non-operating items	(174)	8,499	1,235	2,151	(853)
Adjusted pre-tax pre-provision earnings	$40,476	$43,573	$51,240	$41,357	$55,461

FB Financial Corporation	15

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted net income	YTD 2022	2021	2020	2019	2018
Income before income taxes	$44,549	$243,051	$82,461	$109,539	$105,854
Plus merger, conversion, offering, and mortgage restructuring expenses	—	605	34,879	7,380	2,265
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	66,136	—	—
Less other non-operating items(1)	(174)	11,032	(4,400)	—	—
Adjusted pre-tax net income	44,723	232,624	187,876	116,919	108,119
Adjusted income tax expense(2)	9,358	51,553	45,944	27,648	26,034
Adjusted net income	$35,365	$181,071	$141,932	$89,271	$82,085
Weighted average common shares outstanding - fully diluted	47,723,902	47,955,880	38,099,744	31,402,897	31,314,981
Adjusted diluted earnings per common share
Diluted earnings per common share	$0.74	$3.97	$1.67	$2.65	$2.55
Plus merger, conversion, offering, and mortgage restructuring expenses	—	0.01	0.92	0.24	0.07
Plus initial provision for credit losses on acquired loans and unfunded commitments	—	—	1.74	—	—
Less other non-operating items	—	0.22	(0.11)	—	—
Less tax effect	—	(0.02)	0.71	0.06	0.01
Adjusted diluted earnings per common share	$0.74	$3.78	$3.73	$2.83	$2.61
(1) YTD2022 includes a $174 loss from change in fair value of commercial loans held for sale acquired from Franklin; 2021 includes a $11,172 gain from change in fair value on commercial loans held for sale acquired from Franklin, a loss on swap cancellation of $1,510, a $2,005 gain on other real estate owned, a $787 gain from lease terminations and $1,422 related to certain charitable contributions; 2020 includes $6,838 FHLB prepayment penalties, $1,505 losses on other real estate owned offset by $715 cash life insurance benefit and $3,228 gain from change in fair value on commercial loans held for sale acquired from Franklin.

(2) 2021 includes a $1,678 tax benefit related to a change in the value of a net operating loss tax asset related to Franklin.

Adjusted pre-tax pre-provision earnings	YTD 2022	2021	2020	2019	2018
Income before income taxes	$44,549	$243,051	$82,461	$109,539	$105,854
Plus provisions for credit losses	(4,247)	(40,993)	107,967	7,053	5,398
Pre-tax pre-provision earnings	40,302	202,058	190,428	116,592	111,252
Plus merger, conversion, offering, and mortgage restructuring expenses	—	605	34,879	7,380	2,265
Less other non-operating items	(174)	11,032	(4,400)	—	—
Adjusted pre-tax pre-provision earnings	$40,476	$191,631	$229,707	$123,972	$113,517

FB Financial Corporation	16

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022	2021
Core efficiency ratio (tax-equivalent basis)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total noninterest expense	$89,272	$90,902	$95,007	$92,960	$94,698
Less offering expenses	—	—	—	605	—
Less gain on lease terminations	—	—	—	(787)	—
Less certain charitable contributions	—	1,422	—	—	—
Core noninterest expense	$89,272	$89,480	$95,007	$93,142	$94,698
Net interest income (tax-equivalent basis)	$88,932	$90,537	$89,230	$87,321	$83,368
Total noninterest income	41,392	53,219	59,006	49,300	66,730
Less (loss) gain on change in fair value on commercial loans held for sale	(174)	9,921	740	1,364	(853)
Less loss on swap cancellation	—	—	(1,510)	—	—
Less (loss) gain on sales or write-downs of other real estate owned and other assets	(434)	187	2,182	(27)	485
Less (loss) gain from securities, net	(152)	46	51	144	83
Core noninterest income	42,152	43,065	57,543	47,819	67,015
Core revenue	$131,084	$133,602	$146,773	$135,140	$150,383
Efficiency ratio (GAAP)(a)	68.9%	63.6%	64.4%	68.4%	63.4%
Core efficiency ratio (tax-equivalent basis)	68.1%	67.0%	64.7%	68.9%	63.0%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2022	2021
Banking segment core efficiency ratio (tax equivalent)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Core noninterest expense	$89,272	$89,480	$95,007	$93,142	$94,698
Less Mortgage segment noninterest expense	29,688	30,798	36,230	34,766	38,963
Core Banking segment noninterest expense	$59,584	$58,682	$58,777	$58,376	$55,735
Banking segment net interest income (tax-equivalent basis)	$88,934	$90,398	$89,330	$87,311	$83,389
Core noninterest income	42,152	43,065	57,543	47,819	67,015
Less Core Mortgage segment noninterest income	29,531	31,350	45,384	35,499	55,332
Core Banking segment noninterest income	12,621	11,715	12,159	12,320	11,683
Core revenue	131,084	133,602	146,773	135,140	150,383
Less Core Mortgage segment total revenue	29,529	31,489	45,284	35,509	55,311
Core Banking segment total revenue	$101,555	$102,113	$101,489	$99,631	$95,072
Banking segment core efficiency ratio (tax-equivalent basis)	58.7%	57.5%	57.9%	58.6%	58.6%

Mortgage segment core efficiency ratio (tax-equivalent)
Mortgage segment noninterest expense	$29,688	$30,798	$36,230	$34,766	$38,963
Mortgage segment net interest income	(2)	139	(100)	10	(21)
Mortgage segment noninterest income	29,409	31,369	45,183	35,298	55,332
Less (loss) gain on sales or write-downs of other real estate owned	(122)	19	(201)	(201)	—
Core Mortgage segment noninterest income	29,531	31,350	45,384	35,499	55,332
Core Mortgage segment total revenue	$29,529	$31,489	$45,284	$35,509	$55,311
Mortgage segment core efficiency ratio (tax-equivalent basis)	100.5%	97.8%	80.0%	97.9%	70.4%

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022	2021
Adjusted Banking segment pre-tax pre-provision earnings	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Total banking pre-tax net contribution	$44,830	$62,131	$46,153	$56,200	$52,114
Plus provisions for credit losses	(4,247)	(10,769)	(2,531)	(13,839)	(13,854)
Banking segment pre-tax pre-provision earnings	40,583	51,362	43,622	42,361	38,260
Plus offering expenses	—	—	—	605	—
Less other non-operating items	(174)	8,499	1,235	2,151	(853)
Adjusted banking segment pre-tax pre-provision earnings	$40,757	$42,863	$42,387	$40,815	$39,113

	2022	2021
Tangible assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Tangible assets
Total assets	$12,674,191	$12,597,686	$11,810,290	$11,918,367	$11,935,826
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	15,709	16,953	18,248	19,592	20,986
Tangible assets	$12,415,921	$12,338,172	$11,549,481	$11,656,214	$11,672,279
Tangible common equity
Total common shareholders' equity	$1,379,776	$1,432,602	$1,400,913	$1,371,721	$1,329,103
Less goodwill	242,561	242,561	242,561	242,561	242,561
Less intangibles, net	15,709	16,953	18,248	19,592	20,986
Tangible common equity	$1,121,506	$1,173,088	$1,140,104	$1,109,568	$1,065,556
Less accumulated other comprehensive (loss) income, net	(71,544)	5,858	12,637	18,405	16,058
Adjusted tangible common equity	$1,193,050	$1,167,230	$1,127,467	$1,091,163	$1,049,498
Common shares outstanding	47,487,874	47,549,241	47,707,634	47,360,950	47,331,680
Book value per common share	$29.06	$30.13	$29.36	$28.96	$28.08
Tangible book value per common share	$23.62	$24.67	$23.90	$23.43	$22.51
Adjusted tangible book value per common share	$25.12	$24.55	$23.63	$23.04	$22.17
Total common shareholders' equity to total assets	10.9%	11.4%	11.9%	11.5%	11.1%
Tangible common equity to tangible assets	9.03%	9.51%	9.87%	9.52%	9.13%

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2022	2021
Return on average tangible common equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Average common shareholders' equity	$1,415,985	$1,411,987	$1,389,201	$1,339,938	$1,303,493
Less average goodwill	242,561	242,561	242,561	242,561	242,561
Less average intangibles, net	16,376	17,580	18,950	20,253	21,695
Average tangible common equity	$1,157,048	$1,151,846	$1,127,690	$1,077,124	$1,039,237
Net income	$35,236	$48,827	$45,290	$43,294	$52,874
Return on average common equity	10.1%	13.7%	12.9%	13.0%	16.5%
Return on average tangible common equity	12.4%	16.8%	15.9%	16.1%	20.6%
Adjusted net income	$35,365	$42,551	$42,699	$42,317	$53,505
Adjusted return on average tangible common equity	12.4%	14.7%	15.0%	15.8%	20.9%
Adjusted pre-tax pre-provision earnings	$40,476	$43,573	$51,240	$41,357	$55,461
Adjusted pre-tax pre-provision return on average tangible common equity	14.2%	15.0%	18.0%	15.4%	21.6%

Return on average tangible common equity	YTD 2022	2021	2020	2019	2018
Average common shareholders' equity	$1,415,985	$1,361,637	$966,336	$723,494	$629,922
Less average goodwill	242,561	242,561	199,104	160,587	137,190
Less average intangibles, net	16,376	19,606	22,659	17,236	12,815
Average tangible common equity	$1,157,048	$1,099,470	$744,573	$545,671	$479,917
Net income	$35,236	$190,285	$63,621	$83,814	$80,236
Return on average common equity	10.1%	14.0%	6.58%	11.6%	12.7%
Return on average tangible common equity	12.4%	17.3%	8.54%	15.4%	16.7%
Adjusted net income	$35,365	$181,071	$141,932	$89,271	$82,085
Adjusted return on average tangible common equity	12.4%	16.5%	19.1%	16.4%	17.1%
Adjusted pre-tax pre-provision earnings	$40,476	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average tangible common equity	14.2%	17.4%	30.9%	22.7%	23.7%

	2022	2021
Adjusted return on average assets and equity	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net income	$35,236	$48,827	$45,290	$43,294	$52,874
Average assets	12,641,489	12,085,817	11,915,062	11,900,450	11,508,783
Average common equity	1,415,985	1,411,987	1,389,201	1,339,938	1,303,493
Return on average assets	1.13%	1.60%	1.51%	1.46%	1.86%
Return on average common equity	10.1%	13.7%	12.9%	13.0%	16.5%
Adjusted net income	$35,365	$42,551	$42,699	$42,317	$53,505
Adjusted return on average assets	1.13%	1.40%	1.42%	1.43%	1.89%
Adjusted return on average common equity	10.1%	12.0%	12.2%	12.7%	16.6%
Adjusted pre-tax pre-provision earnings	$40,476	$43,573	$51,240	$41,357	$55,461
Adjusted pre-tax pre-provision return on average assets	1.30%	1.43%	1.71%	1.39%	1.95%
Adjusted pre-tax pre-provision return on average common equity	11.6%	12.2%	14.6%	12.4%	17.3%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted return on average assets and equity	YTD 2022	2021	2020	2019	2018
Net income	$35,236	$190,285	$63,621	$83,814	$80,236
Average assets	12,641,489	11,848,460	8,438,100	5,777,672	4,844,865
Average common equity	1,415,985	1,361,637	966,336	723,494	629,922
Return on average assets	1.13%	1.61%	0.75%	1.45%	1.66%
Return on average common equity	10.1%	14.0%	6.58%	11.6%	12.7%
Adjusted net income	$35,365	$181,071	$141,932	$89,271	$82,085
Adjusted return on average assets	1.13%	1.53%	1.68%	1.55%	1.69%
Adjusted return on average common equity	10.1%	13.3%	14.7%	12.3%	13.0%
Adjusted pre-tax pre-provision earnings	$40,476	$191,631	$229,707	$123,972	$113,517
Adjusted pre-tax pre-provision return on average assets	1.30%	1.62%	2.72%	2.15%	2.34%
Adjusted pre-tax pre-provision return on average common equity	11.6%	14.1%	23.8%	17.1%	18.0%

	2022	2021
Adjusted allowance for credit losses to loans held for investment	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Allowance for credit losses	$120,049	$125,559	$139,446	$144,663	$157,954
Less allowance for credit losses attributed to PPP loans	—	—	2	9	23
Adjusted allowance for credit losses	$120,049	$125,559	$139,444	$144,654	$157,931
Loans held for investment	$8,004,976	$7,604,662	$7,294,674	$7,198,954	$7,047,342
Less PPP loans	2,062	3,990	9,415	57,406	145,697
Adjusted loans held for investment	$8,002,914	$7,600,672	$7,285,259	$7,141,548	$6,901,645
Allowance for credit losses to loans held for investment	1.50%	1.65%	1.91%	2.01%	2.24%
Adjusted allowance for credit losses to loans held for investment	1.50%	1.65%	1.91%	2.03%	2.29%

FB Financial Corporation	20